SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported):
March 12, 2002

RIGGS NATIONAL CORPORATION
(Exact name of Registrant as specified in Charter)

                                                                  Delaware                                 0-9756                                 52-1217953
                                            (State or Other Jurisdiction                  (Commission                       (IRS Employer
                                                       of Incorporation)                          File Number)                   Identification Number)

                     1503 Pennsylvania Avenue, N.W., Washington, D.C.                                                                             20005
                                  (Address of Principal Executive Offices)                                                                                  (Zip Code)

Registrant's telephone number, including area code: (202) 835-4309

Item 4.  Changes to Registrant's Certifying Accountants

On March 6, 2002, Riggs National Corporation (“Riggs”) decided not to renew the engagement of its current independent public accountants, Arthur Andersen LLP (“Andersen”). This determination followed Riggs’ decision to seek proposals from other independent accountants to audit Riggs’ consolidated financial statements for the year ending December 31, 2002.

The decision not to renew the engagement of Andersen was made by the Board of Directors based upon a recommendation of its Audit Committee.

During Riggs’ two most recent fiscal years ended December 31, 2001, and during the interim period through March 6, 2002, there were no disagreements between Riggs and Andersen on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. The audit reports of Andersen on the consolidated financial statements of Riggs as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

Effective March 6, 2002, the Board of Directors, based upon a recommendation of its Audit Committee, retained KPMG LLP (“KPMG”) as its independent accountants to audit Riggs’ consolidated financial statements for the year ending December 31, 2002. The decision to retain KPMG will be submitted to shareholders for nonbinding ratification at the Annual Meeting of Shareholders in April 2002.

Neither Riggs’ certificate of incorporation nor by-laws requires that the shareholders ratify the selection of our independent auditors. If the appointment of KPMG is ratified, the Board of Directors and the Audit Committee may in their discretion change the appointment at any time during the year if they determine that such change would be in the best interests of Riggs and its shareholders. If the shareholders do not ratify the appointment, the Board of Directors and the Audit Committee will reconsider whether or not to retain KPMG, but may retain KPMG if they deem it to be in the best interests of Riggs and its shareholders.

During Riggs’ two most recent fiscal years ended December 31, 2001, and during the interim period through March 6, 2002, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

During Riggs’ two most recent fiscal years ended December 31, 2001, and during the interim period through March 6, 2002, Riggs did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)    The following exhibits are filed as part of this Form 8-K.

          Exhibit No.    Description

                           16.1    Letter from Arthur Andersen LLP regarding change in certifying accountant

                           99       Press release, dated March 11, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2002	/s/ Steven T. Tamburo
Steven T. Tamburo
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Index to Exhibits

Exhibit No.	Description

16.1	Letter from Arthur Andersen regarding change in certifying accountant
99	Press release issued March 11, 2002